EXHIBIT 21.2

MACK-CALI REALTY, L.P.

Subsidiary	State of Incorporation or Organization
1 COMMERCE REALTY L.L.C.	NJ
1 EXECUTIVE REALTY L.L.C.	NJ
1 GIRALDA REALTY L.L.C.	DE
1 WATER STREET L.L.C.	NY
2 COMMERCE REALTY L.L.C.	NJ
2 EXECUTIVE REALTY L.L.C.	NJ
2 TWOSOME REALTY L.L.C.	NJ
3 CAMPUS REALTY LLC	DE
3 ODELL REALTY L.L.C.	NY
3 GIRALDA REALTY L.L.C.	DE
3 SYLVAN HOLDING, L.L.C.	NJ
3 SYLVAN REALTY L.L.C.	NJ
4 GATEHALL REALTY L.L.C.	NJ
4 BECKER SPE LLC	DE
5 WOOD HOLLOW REALTY, L.L.C.	NJ
5/6 SKYLINE REALTY L.L.C.	NY
6 BECKER SPE LLC	DE
6 BECKER URBAN RENEWAL, L.L.C.	NJ
7 GIRALDA REALTY L.L.C.	DE
9 CAMPUS REALTY L.L.C.	NJ
12 SKYLINE ASSOCIATES L.L.C.	NY
12 VREELAND REALTY LLC	DE
14/16 SKYLINE REALTY L.L.C.	NY
20 COMMERCE DRIVE ASSOCIATES L.L.C.	NJ
20 WATERVIEW SPE LLC	DE
25 COLUMBUS JV, L.L.C.	DE
25 COLUMBUS INVESTOR, L.L.C.	NJ
25 COLUMBUS RR JV, L.L.C.	NJ
30 TWOSOME REALTY L.L.C.	NJ
31 TWOSOME REALTY L.L.C.	NJ
35 WATERVIEW HOLDING L.L.C.	DE
35 WATERVIEW SPE LLC	DE
40 TWOSOME REALTY L.L.C.	NJ
41 TWOSOME REALTY L.L.C.	NJ
50 TWOSOME REALTY L.L.C.	NJ
51 JFK HOLDING L.L.C.	DE
51 JFK UNIT L.L.C.	DE
55 CORPORATE PARTNERS L.L.C.	DE
55 CORPORATE REALTY L.L.C.	DE
65 LIVINGSTON HOLDING L.L.C.	NJ
65 LIVINGSTON TENANT LLC	NJ
75 LIVINGSTON SPE LLC	DE
85 LIVINGSTON SPE LLC	DE
85 LIVINGSTON URBAN RENEWAL, L.L.C.	NJ
97 FORSTER REALTY L.L.C.	NJ
101 COMMERCE REALTY L.L.C.	NJ
101 EXECUTIVE REALTY L.L.C.	NJ
101-103 JFK HOLDING L.L.C.	DE
101-103 JFK REALTY L.L.C.	DE
102 EXECUTIVE REALTY L.L.C.	NJ
111 RIVER REALTY L.L.C.	NJ
120 PASSAIC STREET L.L.C.	NJ

Subsidiary	State of Incorporation or Organization
135 CHESTNUT REALTY L.L.C.	NJ
150 MAIN STREET, L.L.C.	DE
201 COMMERCE REALTY L.L.C.	NJ
201 WILLOWBROOK FUNDING L.L.C.	NJ
225 CORPORATE REALTY L.L.C.	NY
225 EXECUTIVE REALTY L.L.C.	NJ
233 CANOE BROOK ASSOCIATES L.L.C.	NJ
250 HALF MILE L.L.C.	NJ
300 HORIZON REALTY L.L.C.	NJ
300 TICE REALTY ASSOCIATES L.L.C.	NJ
343 THORNALL HOLDING L.L.C.	DE
343 THORNALL SPE LLC	DE
395 W. PASSAIC L.L.C.	NJ
400 CHESTNUT REALTY L.L.C.	NJ
461 FROM REALTY L.L.C.	NJ
470 CHESTNUT REALTY L.L.C.	NJ
500 COLUMBIA TURNPIKE ASSOCIATES L.L.C.	NJ
530 CHESTNUT REALTY L.L.C.	NJ
600 HORIZON CENTER L.L.C.	NJ
1256 N. CHURCH REALTY L.L.C.	NJ
1266 SOUNDVIEW REALTY L.L.C.	CT
1507 LANCER REALTY L.L.C.	NJ
ALTERRA I L.L.C.	DE
ALTERRA II L.L.C.	DE
ANDOVER PLACE APTS. L.L.C.	DE
BA ROSELAND L.L.C.	DE
BMP MOORESTOWN REALTY L.L.C.	NJ
BMP SOUTH REALTY L.L.C.	NJ
BRIDGE PLAZA REALTY ASSOCIATES L.L.C.	NJ
C.W. ASSOCIATES L.L.C.	NJ
CAL-HARBOR II & III URBAN RENEWAL ASSOCIATES L.P.	NJ
CAL-HARBOR IV URBAN RENEWAL ASSOCIATES L.P.	NJ
CAL-HARBOR V LEASING ASSOCIATES L.L.C.	NJ
CAL-HARBOR V URBAN RENEWAL ASSOCIATES L.P.	NJ
CAL-HARBOR VI URBAN RENEWAL ASSOCIATES L.P.	NJ
CAL-HARBOR VII LEASING ASSOCIATES L.L.C.	NJ
CAL-HARBOR VII URBAN RENEWAL ASSOCIATES L.P.	NJ
CAL-HARBOR SO. PIER URBAN RENEWAL ASSOCIATES L.P.	NJ
CALI HARBORSIDE (FEE) ASSOCIATES L.P.	NJ
CCMA NOMINEE L.L.C.	NJ
CENTURY PLAZA ASSOCIATES L.L.C.	NJ
CHAI JV MEMBER L.L.C.	VA
CLEARBROOK ROAD ASSOCIATES L.L.C.	NY
COLLEGE ROAD REALTY L.L.C.	NJ
COLUMBIA ROAD OWNERS LLC	DE
COLUMBIA ROAD PARTNERS LLC	DE
COMMERCENTER REALTY ASSOCIATES L.L.C.	NJ
CROSS WESTCHESTER REALTY ASSOCIATES L.L.C.	NY

Subsidiary	State of Incorporation or Organization
CWLT ROSELAND EXCHANGE L.L.C.	NJ
ELEVENTH SPRINGHILL LAKE ASSOCIATES, LLC	MD
ELMSFORD REALTY ASSOCIATES L.L.C.	NY
EMPIRE STATE CAFÉ LICENSING L.L.C.	NY
EMPIRE STATE FUNDING L.L.C.	DE
EMPIRE STATE VEHICLE LEASING L.L.C.	NY
EPSTEINS B 40 PARK ROSEWOOD UNIT L.L.C.	NJ
EPSTEINS B METROPOLITAN UNIT, L.L.C.	NJ
EPSTEINS B RENTALS, L.L.C.	NJ
EPSTEINS C LOFTS, LLC	NJ
FOURTEENTH SPRINGHILL LAKE ASSOCIATES L.L.C.	DE
GALE ONC ASSOCIATES, LLC	DE
GALE SLG NJ GP LLC	DE
GALE SLG NJ MEZZ LLC	DE
GALE SLG NJ OPERATING PARTNERSHIP, L.P.	DE
GARDEN STATE CAFÉ LICENSING L.L.C.	NJ
GARDEN STATE VEHICLE LEASING L.L.C.	NJ
GRAND JERSEY WATERFRONT URBAN RENEWAL L.L.C.	NJ
GREENBELT GKA REALTY LLC	MD
GREENBELT I-1 REALTY LLC	MD
GREENBELT L REALTY LLC	MD
GREENBELT/SPRINGHILL LAKE ASSOCIATES L.L.C.	MD
HANOVER 3201 REALTY L.L.C.	NJ
HANOVER HOSPITALITY CORP.	NJ
HARBORSIDE UNIT A URBAN RENEWAL, L.L.C.	NJ
HARBORSIDE HOSPITALITY CORP.	NJ
HILLSBOROUGH 206 HOLDINGS L.L.C.	NJ
HORIZON CENTER REALTY ASSOCIATES L.L.C.	NJ
JUMPING BROOK REALTY ASSOCIATES L.L.C.	NJ
KNIGHTSBRIDGE REALTY L.L.C.	NJ
LINWOOD REALTY L.L.C.	NJ
LITTLETON REALTY ASSOCIATES L.L.C.	NJ
M-C 125 BROAD A L.L.C.	DE
M-C 125 BROAD C L.L.C.	DE
M-C 2 SOUTH GOLD L.L.C.	NJ
M-C 3 AAA L.L.C.	NJ
M-C 3 CAMPUS, LLC	DE
M-C 5 AAA L.L.C.	NJ
M-C 6 AAA L.L.C.	NJ
M-C CAPITOL ASSOCIATES L.L.C.	DE
M-C CHURCH REALTY L.L.C.	NJ
M-C HARBORSIDE PROMENADE LLC	NJ
M-C HARSIMUS PARTNERS L.L.C.	NJ
M-C HUDSON LLC	NJ

Subsidiary	State of Incorporation or Organization
M-C LENOLA REALTY L.L.C.	NJ
M-C NEWARK L.L.C.	DE
M-C PLAZA II & III LLC	NJ
M-C PLAZA IV LLC	NJ
M-C PLAZA V LLC	NJ
M-C PLAZA VI & VII LLC	NJ
M-C PROPERTIES CO. REALTY L.L.C.	NJ
M-C RED BANK REALTY L.L.C.	NJ
M-C VREELAND, LLC	DE
MACK-CALI B PROPERTIES, L.L.C.	NJ
MACK-CALI BRIDGEWATER REALTY, L.P.	NJ
MACK-CALI BUILDING V ASSOCIATES L.L.C.	NJ
MACK-CALI CAMPUS REALTY L.L.C.	NJ
MACK-CALI CHESTNUT RIDGE, L.L.C.	NJ
MACK-CALI CW REALTY ASSOCIATES L.L.C.	NY
MACK-CALI E-COMMERCE L.L.C.	DE
MACK-CALI EAST LAKEMONT L.L.C.	NJ
MACK-CALI F PROPERTIES L.P.	NJ
MACK-CALI FACILITY, LLC	NJ
MACK-CALI HARBORSIDE UNIT A L.L.C.	NJ
MACK-CALI HOLMDEL L.L.C.	DE
MACK-CALI JOHNSON ROAD L.L.C.	NJ
MACK-CALI MANAGEMENT L.L.C.	DE
MACK-CALI MID-WEST REALTY ASSOCIATES L.L.C.	NY
MACK-CALI MORRIS REALTY L.L.C.	NJ
MACK-CALI PLAZA I L.L.C.	NJ
MACK-CALI PROPERTY TRUST	MD
MACK-CALI REALTY ACQUISITION CORP.	DE
MACK-CALI SERVICES, INC.	NJ
MACK-CALI SHORT HILLS L.L.C.	NJ
MACK-CALI SO. WEST REALTY ASSOCIATES L.L.C.	NY
MACK-CALI SPRINGING L.L.C.	DE
MACK-CALI TAXTER ASSOCIATES L.L.C.	NY
MACK-CALI TEXAS PROPERTY L.P.	TX
MACK-CALI TRS HOLDING CORPORATION	DE
MACK-CALI WOODBRIDGE L.L.C.	NJ
MACK-CALI WP REALTY ASSOCIATES L.L.C.	NY
MACK-GREEN-GALE L.L.C.	DE
MAIN-MARTINE MAINTENANCE CORP.	NY
MAPLE 4 CAMPUS REALTY L.L.C.	NJ
MAPLE 6 CAMPUS REALTY L.L.C.	NJ
MARBELLA LAND HOLDING, L.L.C.	NJ
MARBELLA TOWER ASSOCIATES L.L.C.	NJ
MARBELLA TOWER ASSOCIATES SOUTH, L.L.C.	NJ
MARBELLA TOWER URBAN RENEWAL ASSOCIATES, L.L.C.	NJ
MARBELLA TOWER URBAN RENEWAL ASSOCIATES SOUTH, L.L.C.	NJ

Subsidiary	State of Incorporation or Organization
MARTINE OWNERS L.L.C.	NY
MC 55 CORPORATE DRIVE L.L.C.	DE
MC 55 CORPORATE MANAGER L.L.C.	DE
MC 107 MORGAN HOLDING L.L.C.	NJ
MC AIRPORT HOLDING L.P.	PA
MC COLUMBIA ROAD LLC	DE
MC CURTIS CENTER INVESTOR L.L.C.	DE
MC FREE WI-FI L.L.C.	NJ
MC JERSEY CITY HOSPITALITY L.L.C.	NJ
MC MONUMENT APARTMENT L.P.	PA
MC MONUMENT HOLDING L.P.	PA
MC ONE RIVER GENERAL L.L.C.	NJ
MC ONE RIVER LIMITED L.L.C.	NJ
MC PARSIPPANY HOSPITALITY CORP.	NJ
MC PIGGYBACK HOSPITALITY L.L.C.	NJ
MC PIGGYBACK SERVICES L.L.C.	NJ
MC PLAZA 8-9 PM L.L.C.	NJ
MC PORT IMPERIAL HOTEL L.L.C.	NJ
MC PORT IMPERIAL HOTEL TRS L.L.C.	NJ
MCPRC LLC	NJ
MC RICHMOND NB L.L.C.	NJ
MC RIVERWATCH NB L.L.C.	NJ
MC ROSELAND CRYSTAL LAKE L.L.C.	DE
MC ROSELAND EPSTEINS L.L.C.	DE
MC ROSELAND HILLSBOROUGH L.L.C.	DE
MC ROSELAND JERSEY CITY II L.L.C.	DE
MC ROSELAND MA HOLDINGS L.L.C.	DE
MC ROSELAND MARBELLA SOUTH L.L.C.	DE
MC ROSELAND MONACO L.L.C.	DE
MC ROSELAND NJ HOLDINGS L.L.C.	DE
MC ROSELAND NORTH RETAIL L.L.C.	DE
MC ROSELAND NY HOLDINGS L.L.C.	DE
MC ROSELAND PARCEL 2 L.L.C.	NJ
MC ROSELAND PORTSIDE AT PIER ONE L.L.C.	DE
MC ROSELAND PORTSIDE L.L.C.	DE
MC ROSELAND RIVERWALK C L.L.C.	NJ
MC ROSELAND TRS OPERATING L.L.C.	DE
MC ROSELAND VA HOLDINGS L.L.C.	DE
MC ROSELAND WASHINGTON STREET, L.P.	DE
MC ROSELAND WATERFRONT PARTNERS L.L.C.	DE
MC ROSELAND WORCESTER L.L.C.	DE
MC UNIVERSITY PARKING L.L.C.	NJ
MC UNIVERSITY REALTY L.L.C.	NJ
MCPT TRS HOLDING CORPORATION	DE
MCPT TRUST	DE
MCRC TRUST	DE
METRO 101 HOLDING L.L.C.	DE

Subsidiary	State of Incorporation or Organization
METRO 101 REALTY L.L.C.	DE
METROVIEW 333 REALTY L.L.C.	NJ
MID-WEST MAINTENANCE CORP.	NY
MID-WESTCHESTER REALTY ASSOCIATES L.L.C.	NY
MONACO NORTH URBAN RENEWAL L.L.C.	NJ
MONACO SOUTH URBAN RENEWAL, L.L.C.	NJ
MONMOUTH/ATLANTIC REALTY ASSOCIATES L.L.C.	NJ
MORRISTOWN EPSTEINS, L.L.C.	NJ
MOUNT AIRY REALTY ASSOCIATES L.L.C.	NJ
NEWARK CENTER HOLDING L.L.C.	DE
NUTGEM STATE CAFÉ LICENSING L.L.C.	CT
OFFICE ASSOCIATES L.L.C.	NJ
ONE CAMPUS ASSOCIATES, L.L.C.	DE
ONE RIVER ASSOCIATES	NJ
ONE SYLVAN REALTY, L.L.C.	NJ
OVERLOOK RIDGE L.L.C.	DE
OVERLOOK RIDGE III L.L.C.	DE
PALLADIUM REALTY L.L.C.	NJ
PARCEL 1-3 AT PORT IMPERIAL LLC	NJ
PARCEL 2 AT PORT IMPERIAL LLC	NJ
PARCEL 8-9 AT PORT IMPERIAL LLC	NJ
PARCEL 16 AT PORT IMPERIAL LLC	NJ
PARK PARCEL AT PORT IMPERIAL LLC	NJ
PARSIPPANY 202 REALTY L.L.C.	NJ
PARSIPPANY HANOVER REALTY II L.L.C.	NJ
PARK SQUARE TIC L.L.C.	NJ
PHELAN REALTY ASSOCIATES L.P.	CA
PLAZA VIII & IX ASSOCIATES L.L.C.	NJ
PORT IMPERIAL MARINA L.L.C.	NJ
PORT IMPERIAL NORTH RETAIL, L.L.C.	NJ
PORT IMPERIAL SOUTH 11, L.L.C.	NJ
PORT IMPERIAL SOUTH 11 HOLDING, L.L.C.	NJ
PORT IMPERIAL SOUTH 11 URBAN RENEWAL, L.L.C.	NJ
PORT IMPERIAL SOUTH 1/3 GARAGE, L.L.C.	NJ
PORT IMPERIAL SOUTH 1/3 HOLDING, L.L.C.	NJ
PORT IMPERIAL SOUTH 1/3 RETAIL L.L.C.	NJ
PORT IMPERIAL SOUTH 4/5 HOLDING, L.L.C.	NJ
PORT IMPERIAL SOUTH, L.L.C.	NJ
PORT IMPERIAL SOUTH 4/5 GARAGE L.L.C.	NJ
PORT IMPERIAL SOUTH 4/5 RETAIL L.L.C.	NJ

Subsidiary	State of Incorporation or Organization
PORTSIDE 1/4 L.L.C.	DE
PORTSIDE 5/6, L.L.C.	DE
PORTSIDE APARTMENT DEVELOPERS, L.L.C.	DE
PORTSIDE APARTMENT HOLDINGS, L.L.C.	DE
PORTSIDE HOLDINGS L.L.C.	DE
PORTSIDE MASTER COMPANY, L.L.C.	NJ
PRINCETON CORPORATE CENTER REALTY ASSOCIATES L.L.C.	NJ
PRINCETON OVERLOOK REALTY L.L.C.	NJ
PRUROSE MONACO HOLDINGS, L.L.C.	NJ
PRUROSE PORT IMPERIAL SOUTH 15, L.L.C.	NJ
PRUROSE RIVERWALK G L.L.C.	NJ
PSA RAHWAY TIC L.L.C.	NJ
PW/MS MANAGEMENT CO. INC.	NJ
PW/MS OP SUB III, LLC	DE
RAHWAY APTS TIC L.L.C.	NJ
RED BANK CORPORATE PLAZA, LLC	NJ
RED BANK HMS L.L.C.	NJ
RIVERWALK C. URBAN RENEWAL L.L.C.	NJ
RIVERWALK G URBAN RENEWAL, L.L.C.	NJ
ROSEGARDEN MARBELLA SOUTH, L.L.C.	NJ
ROSEGARDEN MONACO, L.L.C.	NJ
ROSELAND 4/5 HOLDING, L.L.C.	NJ
ROSELAND ACQUISITION CORP.	DE
ROSELAND ASSET SERVICES, L.L.C.	NJ
ROSELAND DESIGNS L.L.C.	NJ
ROSELAND FREEHOLD L.L.C.	NJ
ROSELAND/HARRISON, L.L.C.	NJ
ROSELAND HOSPITALITY CORP.	NJ
ROSELAND II L.L.C.	NJ
ROSELAND MANAGEMENT COMPANY, L.L.C.	DE
ROSELAND MANAGEMENT HOLDING L.L.C.	NY
ROSELAND MANAGEMENT SERVICES, L.P.	NJ
ROSELAND MONUMENT L.L.C.	DE
ROSELAND OWNERS ASSOCIATES L.L.C.	NJ
ROSELAND/RBA, L.L.C.	NJ
ROSELAND SERVICES L.L.C.	DE
ROSELAND/EASTCHESTER, L.L.C.	NJ
ROSELAND/OVERLOOK, L.L.C.	NJ
ROSELAND PA HOLDING L.L.C.	DE
ROSELAND/PORT IMPERIAL PARTNERS, L.P.	DE
ROSELAND/PORT IMPERIAL SOUTH, L.L.C.	NJ
ROSELAND/PORT IMPERIAL, L.L.C.	NJ
ROSELAND QRS INC.	DE
ROSELAND RESIDENTIAL DEVELOPMENT, LLC	NJ
ROSELAND RESIDENTIAL, L.P.	DE
ROSELAND RESIDENTIAL TRS CORP.	DE
ROSELAND RESIDENTIAL TRUST	MD
ROSELAND/RIVERWALK G, L.L.C.	NJ
ROSELAND WORCESTER CHURCH L.L.C.	DE
ROSEWOOD MORRISTOWN, L.L.C.	NJ

Subsidiary	State of Incorporation or Organization
RRT 2 CAMPUS L.L.C.	NJ
RRT GREENBELT HOLDING LLC	MD
SIXTEENTH SPRINGHILL LAKES ASSOCIATES L.L.C.	MD
SKYLINE REALTY L.L.C.	NY
SO. WESTCHESTER REALTY ASSOCIATES L.L.C.	NY
SOUTH-WEST MAINTENANCE CORP.	NY
SYLVAN/CAMPUS REALTY L.L.C.	NJ
TALLEY MAINTENANCE CORP.	NY
TALLEYRAND REALTY ASSOCIATES L.L.C.	NY
TERRI REALTY ASSOCIATES L.L.C.	NJ
THE GALE COMPANY, L.L.C.	NJ
THE GALE CONSTRUCTION COMPANY, L.L.C.	DE
THE GALE CONSTRUCTION SERVICES COMPANY, L.L.C.	DE
THE GALE CONTRACTING COMPANY, L.L.C.	DE
THE GALE MANAGEMENT COMPANY, L.L.C.	DE
THE GALE REAL ESTATE ADVISORS COMPANY, L.L.C.	DE
THE GALE REAL ESTATE SERVICES COMPANY L.L.C.	DE
THE GALE SERVICES COMPANY, L.L.C.	DE
TWELFTH SPRINGHILL LAKE ASSOCIATES, LLC	MD
VAUGHN PRINCETON ASSOCIATES L.L.C.	NJ
WALL 34 REALTY L.L.C.	NJ
WEST AVENUE REALTY ASSOCIATES L.L.C.	CT
WEST-AVE. MAINTENANCE CORP.	CT
WHITE PLAINS REALTY ASSOCIATES L.L.C.	NY
XS HOTEL ASSOCIATES LLC	NJ
XS HOTEL URBAN RENEWAL ASSOCIATES LLC	NJ